As filed with the Securities and Exchange Commission on April 21, 2004

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of report (date of earliest event reported):
                                 April 21, 2004
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Commission          Exact name of registrants as specified in their charters,           I.R.S. Employer
File Number           state of incorporation, address of principal executive         Identification Number
                                 offices, and telephone number

1-15929                               Progress Energy, Inc.                              56-2155481
                                   410 S. Wilmington Street
                              Raleigh, North Carolina 27601-1748
                                   Telephone: (919) 546-6411
                            State of Incorporation: North Carolina

1-8349                           Florida Progress Corporation                            59-2147112
                                   410 S. Wilmington Street
                              Raleigh, North Carolina 27601-1748
                                   Telephone: (919) 546-6111
                                State of Incorporation: Florida

1-3274                             Florida Power Corporation                             59-0247770
                              d/b/a Progress Energy Florida, Inc.
                                      100 Central Avenue
                               St. Petersburg, Florida 33701-3324
                                    Telephone: (727) 820-5151
                                State of Incorporation: Florida

1-3382                            Carolina Power & Light Company                         56-0165465
                             d/b/a Progress Energy Carolinas, Inc.
                                   410 S. Wilmington Street
                              Raleigh, North Carolina 27601-1748
                                   Telephone: (919) 546-6411
                            State of Incorporation: North Carolina
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      The address of the registrants has not changed since the last report.

                   This combined Form 8-K is filed separately
                              by four registrants:
       Progress Energy, Inc., Florida Progress Corporation, Florida Power
      Corporation d/b/a Progress Energy Florida, Inc. and Carolina Power &
         Light Company d/b/a Progress Energy Carolinas, Inc. Information
         contained herein relating to any individual registrant is filed by such registrant solely on its own behalf.

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ITEM 9.  REGULATION FD DISCLOSURE and ITEM 12. RESULTS OF OPERATIONS AND
FINANCIAL CONDITION.

     This Current Report on Form 8-K and the earnings press release attached hereto are being furnished by the registrants pursuant to Item 12 of Form 8-K, in accordance with SEC Release Nos. 33-8216; 34-47583, insofar as they disclose historical information regarding the Registrants' results of operations or financial condition for the first quarter ended March 31, 2004.

     On April 21, 2004, Progress Energy, Inc., issued a press release regarding its earnings for the first quarter ended March 31, 2004. A copy of this release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

     The press release contains business segment information for the Progress Energy Carolinas and Progress Energy Florida business units, which are substantially similar to the standalone operations of each of Progress Energy Carolinas, Inc. and Progress Energy Florida, Inc. (which is in turn a significant subsidiary of Florida Progress Corporation). Accordingly, this current report is also being furnished on behalf of each such registrant.

     In accordance with General Instruction B.6 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        PROGRESS ENERGY, INC.
                                        FLORIDA PROGRESS CORPORATION
                                        FLORIDA POWER CORPORATION
                                        CAROLINA POWER & LIGHT COMPANY
                                        Registrants

                                        By:  /s/ Robert H. Bazemore
                                             ---------------------------
                                             Robert H. Bazemore
                                             Vice President - Accounting

Date:  April 21, 2004


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                                                           Index to Exhibits



Exhibit No.   Description

99.1 Press Release dated April 21, 2004 with respect to financial results for the first quarter ended March 31, 2004.